SECOND AMENDMENT TO SHELLS SEAFOOD RESTAURANTS, INC.
TECHNICAL CONSULTING AND SUPPORT SERVICES AGREEMENT

This Second Amendment to Shells Seafood Restaurants, Inc. Technical Consulting and Support Services Agreement (“Second Amendment”) is made effective as of December 10, 2007, by and between Shells Seafood Restaurants, Inc., a Delaware corporation (“Shells”) and Food And Entertainment Co., Ltd., a limited liability company with commercial register No. 2051024638 issued from Khobar Commercial Registration Office on 24/08/1421H (“F&E”). This Second Amendment contains modifications and additions to the terms and conditions of the Technical Consulting and Support Services Agreement dated

RECITALS:

WHEREAS, F&E has recently executed and delivered to Shells that certain (i) Restaurant System Purchase agreement, dated September 27, 2007, between F&E and Shells (the “Original Agreement;”) and (ii) Amendment to Shells Seafood Restaurants, Inc. Restaurant System Purchase Agreement (the “First Amendment”); and

WHEREAS, prior to the date hereof, neither the Original Agreement nor First Amendment have been executed by Shells, and thus have not been effective prior to the date hereof; and

WHEREAS, the Original Agreement contemplated that Shells would receive a confirmed letter of credit by October 5, 2007; and

WHEREAS, such letter of credit was first received and confirmed on December 4, 2007; and

WHEREAS, in accordance with the terms of the Original Agreement, such receipt and confirmation of the letter of credit by Shells was a condition to the execution and delivery of the Original Agreement by Shells; and

WHEREAS, the Original Agreement, First Amendment, and this Second Amendment (collectively, the “Agreement”) are being signed by Shells on December 10, 2007, which date F&E and Shells acknowledge is the effective date of each of the Original Agreement and both such amendments; and

WHEREAS, in addition, F&E and Shells desire to modify the terms and conditions of the Agreement as further provided herein.

NOW, THEREFORE, in consideration of the mutual covenants contained in the Agreement and herein, and for other good and valuable consideration, Shells and F&E hereby agree as follows:

1.  Summary Pages. The summary of the Effective Date in the Summary Pages to the Agreement is deleted in its entirety and replaced with the following:

“2. Effective Date: December 10, 2007.”

2.  Summary Pages. The summary of the Development Schedule in the Summary Pages to the Agreement is deleted in its entirety and replaced with the following:

“7.  Development Schedule*:

Development Period	Development Period Ending	Total Number of Restaurants That Must be Open and in Operation at the End of the Development Period
1	December 10, 2008 (12 months from the Effective Date of this Agreement)	1
2	December 10, 2009 (24 months from the Effective Date of this Agreement)	2
3	December 10, 2010 (36 months from the Effective Date of this Agreement)	3
4	December 10, 2011 (48 months from the Effective Date of this Agreement)	4
5	December 10, 2012 (60 months from the Effective Date of this Agreement)	5
6	December 10, 2013 (72 months from the Effective Date of this Agreement)	6
7	December 10, 2014 (84 months from the Effective Date of this Agreement)	7
8	December 10, 2015 (96 months from the Effective Date of this Agreement)	8
9	December 10, 2016 (108 months from the Effective Date of this Agreement)	9
10	December 10, 2017 (120 months from the Effective Date of this Agreement)	10

*F&E has no obligation to develop and operate Restaurants in all or any particular country(ies) located in the Territory.”

3. Construction. Any capitalized terms used but not defined in this Second Amendment shall have the meanings assigned in the Agreement. To the extent of any contradiction or inconsistency between the Agreement and this Second Amendment, the provisions of this Second Amendment will control.

[COMPLETED AND EXECUTED ON THE FOLLOWING PAGE]

IN WITNESS WHEREOF, the undersigned have entered into this Second Amendment to Technical Consulting And Support Services Agreement as of the Effective Date.

Shells:

ATTEST:	SHELLS SEAFOOD RESTAURANTS, INC.

Witness # 1
By: ____________________________________	By: ____________________________________
Name: __________________________________	Name: __________________________________
Title: ___________________________________

Witness # 2
By: ____________________________________
Name: __________________________________

F&E:

ATTEST:	FOOD AND ENTERTAINMENT CO., LTD.
a limited liability company with commercial register No. 2051024638 issued from Khobar Commercial Registration Office on 24/08/1421H

Witness # 1
By: ____________________________________	By: ____________________________________
Name: __________________________________	Name: __________________________________
Title: ___________________________________

Witness # 2
By: ____________________________________
Name: __________________________________